Exhibit 99.1

40 Enterprise Boulevard

PO Box 9300

Bozeman, MT 59718-9300

406.522.4200 P

406.522.4227 F

FOR IMMEDIATE RELEASE

For Further Information, Contact:

Jason Treu

RightNow Technologies

972.232.3977 D

214.893.3096 C

jtreu@rightnow.com

RIGHTNOW UNVEILS RIGHTNOW CRM 7.0—COMPLETE, ON DEMAND CRM SOLUTION FOR SERVICE, SALES AND MARKETING

New Suite Provides Real-Time, Actionable Customer Insight Across Departments For Building Customer-Centric Organization

BOZEMAN, MONT. (October 4, 2004)—RightNow® Technologies (NASDAQ: RNOW) today unveiled RightNow CRM™ 7.0, a complete, on demand CRM solution for customer service, sales and marketing.  By delivering real-time, actionable customer insight across departments, RightNow CRM empowers mid-sized and Global 2000 organizations to grow revenue, strengthen customer loyalty and increase operational efficiency during every customer interaction.  RightNow CRM extends RightNow’s proven customer service best practices—built on thousands of deployments—throughout the organization to yield higher CRM return on investment.

RightNow CRM is comprised of three applications built on a common base:  RightNow Service™, an award-winning multi-channel customer service and support application; RightNow Sales™, a powerful sales force automation application; and RightNow Marketing™, a multi-channel marketing automation application.

RightNow signed 27 RightNow CRM 7.0 customers to date, including 21 full CRM suite and six additional sales force automation contracts.  Customers include Register.com, Inc., Graco Inc., Ixio Corporation, Friend Communications, Inc., Group300, Datanautics and Authentium.

“RightNow’s customer service-centric approach to full suite CRM deployments is unique and credible in the market, especially among the hosted offerings,” Sheryl Kingstone, program manager, CRM, at The Yankee Group, said.  “RightNow CRM’s strength lies in its sophisticated customer service expertise and ability to extend it into sales force and marketing applications—improving the overall customer experience and inter-departmental collaboration.”

RightNow Service 7.0

RightNow Service is a multi-channel customer service and support (CSS) application that enables service organizations to efficiently and effectively handle customer inquiries via phone, email, web self-service, live chat and voice self-service.  Building on RightNow Service 6.0’s Proactive Customer Service™ model, RightNow 7.0 introduces the next phase in the customer service evolution: Top-Line Customer Service™.  Key new features in the latest version include:

•                  Offer Advisor:  Empowers agents to drive revenue at the conclusion of service interactions by automatically suggesting targeted offers/promotions based on each customer’s purchase history/demographics

•                  Computer telephony integration (CTI) support for more than 30 popular phone switches:  Improves agent productivity by providing instant, automatic screen pops for incoming calls; enhances contact center management by providing consolidated performance metrics across phone and online channels

•                  360-degree view of customer interactions:  Provides service agents with complete customer histories during service interactions, including marketing promotion contacts and current sales opportunities

RightNow Sales

RightNow Sales offers all the powerful, easy-to-use features sales executives and reps need to improve their productivity and efficiency.  Coupled with RightNow Service and RightNow Marketing, RightNow Sales delivers a 360-degree view of the customer to each sales rep’s desktop, including one common contact record with service incident history and marketing lead details.  Some of the key features include:

•                  Intuitive, interactive user interface:  Provides a high-level list view (e.g., list of opportunities) as well as deal details simultaneously; includes a sales home page and reports dashboard

•                  Pipeline management and forecasting:  Delivers personalized visibility into quota status and sales goals to each sales rep and manager

•                  Contract/proposal generation:  Creates a customer-ready contract/proposal by selecting appropriate items from preloaded contract/proposal templates, product catalogs and multiple price lists

•                  Multiple sales methodologies support:  Enforces sales strategies, stages and tasks throughout the sales cycle based on each organization’s unique business requirements

•                  Microsoft integration and disconnected use:  Integrates with the Microsoft Outlook, Word and Excel functionality; allows sales reps to access the application from disconnected locations and automatically synchronizes work details when the Internet connection is re-established

RightNow Marketing

RightNow Marketing enables marketers to easily create and execute multi-channel, multi-stage campaigns, target installed customers and prospects with the most relevant offers, and evaluate the effectiveness and financial impact of marketing programs.  RightNow Marketing, when deployed with RightNow Service and RightNow Sales, allows marketers to leverage valuable service and sales data in their planning and campaigns.  Key new features include:

•                  Graphical Campaign Designer:  Enables marketers to design and administer dynamic, multi-stage email marketing campaigns using an intuitive graphical workflow diagram for advanced relationship marketing programs

•                  Event triggering:  Automatically sends emails as a result of an activity in RightNow Service, RightNow Sales or any third-party application; event-triggered emails can be sent immediately or at scheduled date/time or at preset intervals

•                  Campaign tracking:  Defines campaign budget including expected versus actual costs, tracks leads generated and calculates cost-per-lead

•                  Integrated web forms for capturing online customer data:  Allows marketers to create web forms for direct mail landing pages, registration forms, customer profile administration and other lead capture elements; web forms can be linked to the Graphical Campaign Editor to automatically initiate follow-up email communications

“From working with more than 2,000 customer service departments over the years, we learned that they know more about customers’ wants and desires than any other departments.  But most companies do a very poor job of leveraging that valuable information across the organization,” Greg Gianforte, CEO and founder of RightNow, said.  “RightNow CRM 7.0 embodies our vision of leveraging this valuable accumulation of customer data as the center piece of the CRM strategy and instilling service best practices at every customer interaction point—a concept we coined ‘Customer Lifecycle Care.’  We believe our unique customer-centric approach to CRM, combined with the high ROI of our on demand application delivery model, will continue to differentiate us in the market.”

To learn more about Customer Lifecycle Care, download the latest white papers on the topic at: www.rightnow.com/resource/whitepaper.html

RightNow CRM 7.0 will be generally available in the fourth quarter of 2004.

About RightNow Technologies, Inc.

RightNow (NASDAQ: RNOW) provides organizations with industry-leading on demand CRM solutions to build customer-focused businesses. RightNow’s acclaimed technology, comprehensive services and commitment to customer success deliver high returns on investment for its customers.  More than 1,100 organizations worldwide use RightNow solutions including British Airways, British Telecom, Cisco Systems, Continental Tire North America, The Dow Chemical Company, John Deere, Nikon and the Social Security Administration.  Founded in 1997, RightNow is headquartered in Bozeman, Montana, with additional offices in North America, Europe and Asia. For further information, please visit www.rightnow.com.

RightNow is a registered trademark of RightNow Technologies, Inc. NASDAQ is a registered trademark of the NASDAQ Stock Market.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements.  These forward-looking statements are based on our current expectations, estimates and projections about our industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, our views of the overall customer relationship management (CRM) marketplace, market acceptance of our products, including our newest product release, RN 7.0, risks associated with our business model, possible fluctuations in our operating results and our rate of growth, interruptions or delays in our hosting operations, and breaches of our security measures.  Further information on potential factors that could affect our financial results is included in our registration statement on Form S-1 and in other filings with the Securities and Exchange Commission.  The forward-looking statements in this release speak only as of the date they are made.  We undertake no obligation to revise or update publicly any forward-looking statement for any reason.